Exhibit 10.1

Amendment No. 3
to
Fourth Amended and Restated Loan Agreement
Among
Certain Lenders,
HSBC Bank USA, National Association, As Administrative Agent
Certain Designated Borrowers
And
MOOG INC.

This Amendment No. 3 dated as of June 28, 2016 (“Amendment”) to the Fourth Amended and Restated Loan Agreement dated as of March 28, 2013 as amended by Amendment No. 1 thereto dated as of May 22, 2014 and Amendment No. 2 thereto dated as of December 31, 2015 (collectively, the “Agreement”) is entered into by and among MOOG INC., a New York corporation (“Company”), certain lenders which are currently parties to the Agreement (“Lenders”), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent for the Lenders (“Administrative Agent”).

RECITALS

A.    The Company has requested, and the Administrative Agent and the Lenders have agreed to extend the Revolving Credit Maturity Date under the Agreement, and make certain other modifications to the Agreement, including but not limited to, recognizing that the Company’s subsidiary, Moog Techtron Corp. was merged into the Company as of January 1, 2016, and is no longer a “Guarantor” under the Agreement, modifying certain agency provisions, financial covenants and Permitted Acquisitions, Permitted Distributions and Restricted Payments, and making certain other clarifying modifications, all as set forth in this Amendment.

B.    The Company and each of the Guarantors will benefit from the modifications set forth herein.

C.    The Administrative Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Company and its Subsidiaries, the parties hereto agree as follows:

1.    Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.

2.    Modifications to the Agreement.

(a)    In Section 1.1 entitled “Definitions”, the following new definitions are added in the appropriate alphabetical order:

“Amendment No. 3” - Amendment No. 3 to Fourth Amended and Restated Loan Agreement dated as of June 28, 2016 among the Company, the Lenders and the Administrative Agent.

“Bail-In Action” - the exercise of any Write-down and Conversion Powers in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” - in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU, as amended or re-enacted, establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Financial Institution” - means (a) any institution established in any EEA Member Country which is subject to the supervision of a Resolution Authority, (b) any entity established in any EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in any EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” - any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” - the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Material Acquisition” - any Permitted Acquisition (whether by direct purchase, merger or otherwise and whether in one or more related transactions) by the Company or any Subsidiary of the Company in which the total Consideration for said acquisition exceeds 5% of the Consolidated Total Assets as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are publicly available.

“Resolution Authority” - any body which has authority to exercise any Write-down and Conversion Powers.

“Write-down and Conversion Powers” - in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule.

(b)    In Section 1.1 entitled “Definitions”, the present definition of “Defaulting Lender” is amended to add the following provision at the end thereof:

“, (e) has, or has a direct or indirect parent company that has become the subject of a Bail-In Action or (f) with respect to any Lender that is a Foreign Lender, has failed, within ten (10) Business Days after request by the Administrative Agent or the Company acting in good faith, to provide certification of such Foreign Lender’s compliance with the requirements of FACTA, provided however such Foreign Lender shall cease to be a Defaulting Lender pursuant to this clause (f) upon the Administrative Agent’s or Company’s receipt of such certification. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Company, Issuing Bank, Swingline Lender and each Lender.”

(c)    In Section 1.1 entitled “Definitions”, the present definition of “Designated Hedge Agreement” is deleted and replaced with the following:

“Designated Hedge Agreement” - any Hedge Agreement to which any Borrower or any of the Subsidiaries which is an Eligible Contract Participant is a party and as to which a Lender or any Affiliate of a Lender, or a Person that upon the effective date of such Hedge Agreement was a Lender or an Affiliate of such Lender (each a “Hedging Lender”) is a counterparty, so that such Lender or Affiliate or Hedging Lender, to the extent of such Lender’s or Affiliate’s or Hedging Lender’s credit exposure under such Hedge Agreement, will be entitled to share in the benefits of any Guaranty and the Security Documents to the extent any such Guaranty and Security Documents include obligations under Designated Hedge Agreements in the obligations secured or guaranteed thereby. For greater certainty, such benefits shall continue after such Hedging Lender has ceased to be a Lender.

(d)    In Section 1.1 entitled “Definitions”, the present definition of “Fee Letter” is deleted and replaced with the following:

“Fee Letter” - the letter dated June 16, 2016 between the Company and the Administrative Agent providing for the payment by the Company of certain arrangement and annual agency fees for the sole account of the Administrative Agent, and a certain fronting fee for the sole account of, and payable directly to, the Issuing Bank.

(e)    In Section 1.1 entitled “Definitions”, the present definition of “Foreign Borrower Sublimit” is deleted and replaced with the following:

“Foreign Borrower Sublimit” means the lesser of the Dollar Equivalent of (a)(i) $100,000,000.00 or (ii) $150,000,000 in connection with a Material Acquisition and (b) the total Unused Commitments. “In connection with a Material Acquisition” means that the proceeds of such borrowings are used to fund, directly or indirectly, the Consideration for such Material Acquisition or the financial requirements of the Subsidiary or Subsidiaries resulting from such Material Acquisition. The Foreign Borrower Sublimit is part of, and not in addition to, the Total Commitments.

(f)    In Section 1.1 entitled “Definitions”, the present definition of “Guarantors” is deleted and replaced with the following:

“Guarantor” or “Guarantors” - individually or collectively, Broad Reach Engineering Company, a Delaware corporation, Curlin Medical Inc., a Delaware corporation, Moog Europe Holdings I LLC, a New York limited liability company, Moog Europe Holdings II LLC, a New York limited liability company, X.O. Tec LLC, a Delaware limited liability company, ZEVEX, Inc., a Delaware corporation and any other Subsidiary of Company which is required to deliver to the Administrative Agent a Guaranty hereunder.

(g)    In Section 1.1 entitled “Definitions”, the present definition of “Indebtedness” is amended to add the following provision at the end thereof:

“; provided, however, that amounts paid as earn outs and similar contingent consideration by the Company under Permitted Acquisitions shall not constitute Indebtedness.”

(h)    In Section 1.1 entitled “Definitions”, the present definition of “Revolving Credit Maturity Date” is deleted and replaced with the following:

“Revolving Credit Maturity Date” - June 28, 2021, which date may be shortened in accordance with Section 8.2 of this Agreement.

(i)    In Section 2.1 entitled “The Revolving Credit” the following provision is added as a new subsection (e) thereof
“(e)    Existing Indebtedness Assigned. As of the effective date of Amendment No. 3, there are $700,000,000 of revolving loans outstanding and Existing Letters of Credit with a face amount of $19,813,804.92 outstanding under this Agreement. Pursuant to an Omnibus Assignment and Assumption Agreement dated as of the date Amendment No. 3, the lenders under the Agreement prior to such Amendment No. 3 have assigned to the Administrative Agent all of the indebtedness under the Agreement effective as of the effective date of Amendment No. 3. As of the effective date of Amendment No. 3, the Administrative Agent hereby assigns a portion of the Commitment to the Lenders such that, after giving effect to such assignment, the Commitment of each Lender shall be as set forth on Schedule 2.1, and such indebtedness shall continue as Indebtedness hereunder. The terms and provisions of Exhibit F are hereby incorporated by reference so that the foregoing assignment shall be subject to the terms and conditions of such Exhibit F.”
(j)     The existing Schedule 2.1 entitled “Lenders’ Commitments” is deleted and replaced with Schedule 2.1 attached hereto.

(k)    Article IV is hereby amended to add the following new Section 4.25 entitled “EEA Financial Institution” to the end thereof to read as follows:

“4.25    EEA Financial Institution. Neither any Borrower nor any Guarantor is an EEA Financial Institution.”

(l)    In the existing Section 6.2 entitled “Leverage Ratio”, the following provision is added at the end thereof:

“; provided, however, that if the Company is otherwise not in default under the terms of this Agreement, the Company may elect, upon written notice to the Administrative Agent within thirty (30) days after the closing of a Material Acquisition, which election may not be exercised more than two (2) times during the term of this Agreement, to increase the maximum Leverage Ratio to 3.75 to 1.0 during the fiscal quarter in which such Material Acquisition took place and for the next succeeding three (3) fiscal quarters (or, if such Material Acquisition occurs within the last forty-five (45) days of any fiscal quarter, then for the next succeeding four (4) fiscal quarters).”

(m)    The existing Section 6.3 entitled “Consolidated Capital Expenditures”, is deleted in its entirety.

(n)    In the existing Section 7.1 entitled “Indebtedness”, subsection (e) thereof, entitled “Securitization Transactions” is amended to delete the amount “125,000,000.00” contained therein and replace the same with the amount “150,000,000.00”.

(o)    In the existing Section 7.3 entitled “Investments Including Guaranty Obligations”, subsection (d) thereof is deleted and replaced with the following:

“(d) any Investment made by the Company or any trustee in respect of (i) the Moog Inc. Supplemental Retirement Plan and the Moog Inc. Supplemental Retirement Plan Trust, each as in effect on the date hereof or as may be amended from time to time; (ii) the Moog Inc. Defined Contribution Supplemental Executive Retirement Plan and the associated Moog Inc. Defined Contribution Supplemental Executive Retirement Plan Trust, each as in effect on the date hereof or as may be amended from time to time and (iii) any additional Moog Inc. comparable defined benefit or defined contribution plan, disclosed to the Administrative Agent.”

(p)    In the existing Section 7.3 entitled “Investments Including Guaranty Obligations”, subsection (h) thereof is deleted and replaced with the following:

“(h)    any other Investments aggregating not more than $100,000,000 made from June 28, 2016 through the Revolving Credit Maturity Date; provided, however, Investments made by the Company or any Subsidiary in a Subsidiary for the sole purpose of funding the Consideration for a Permitted Acquisition, whether in one or more series of related transactions, and the Consideration for any Permitted Acquisition shall not be considered Investments for the purposes of calculating such amount, but rather shall be included in the calculation of the amount of total Consideration for such Permitted Acquisition under Section 7.8(c)(iv) hereof. In addition, in calculating such Investment basket amount, repayments made by the Moog Inc. Stock Employee Compensation Trust, or any other comparable trust disclosed to the Administrative Agent, of loans payable to the Company shall reduce the outstandings under such Investment basket.”

(q)    In the existing Section 7.4 entitled “Restricted Payments”, subsection (d) thereof is deleted and replaced with the following subsections:

“(d)    The Company or any Subsidiary may declare and pay or make cash dividends with respect to or stock repurchases of its outstanding shares on a pro rata basis, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) before and after giving pro forma effect to each such cash dividend and stock repurchase, the Leverage Ratio does not exceed 2.5 to 1.0; and

(e)    The Company or any Subsidiary may declare and pay or make cash dividends with respect to or stock repurchases of its outstanding shares on a pro rata basis not otherwise permitted pursuant to this Section 7.4 in an aggregate amount not to exceed in any one fiscal year, the Annual Permitted Distribution Amount for the immediately preceding fiscal year, provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom.”

(r)    In the existing Section 7.6 entitled “Material Indebtedness Agreements”, subsection (b) thereof entitled “Prepayment and Refinancing of Other Debt, etc.” is amended so that the provision under subheading (iv) thereof is deleted and replaced with the following:

“(iv) pay or prepay the Indebtedness under any Senior Unsecured Notes, provided that before and after any such payment or prepayment, the Borrowers have at least $200,000,000 available to borrow under the Revolving Credit.”

(s)    In the existing Section 7.8 entitled “Consolidation, Merger, Acquisitions, Asset Sales, etc.”, subsection (b) thereof entitled “Other Depositions” is amended so that the provision under subheading (A) thereof is deleted in its entirety and replaced with the following:

“(A)    the Consideration for each Asset Sale represents fair value, and for Asset Sales with total Consideration of $25,000,000 or more, any non cash consideration does not exceed 25% of the total Consideration for such Asset Sale;”

(t)    In the existing Section 7.8 entitled “Consolidation, Merger, Acquisitions, Asset Sales, etc.” subsection (c) thereof entitled “Permitted Acquisitions” is amended such that:

(1)    the clause that commences at the beginning of such subsection and ends immediately prior to subsection (i) thereof is deleted in its entirety and replaced with the following:

“Any acquisition by Company or any Subsidiary of all or substantially all or the assets, or assets constituting all of substantially all of a division or product line of any other Person, or of Equity Interests of any other Person that becomes a Subsidiary as a result thereof, so long as”

(2)    subsection (iv) thereof is deleted in its entirety; and

(3)    the last sentence thereof is deleted in its entirety.

(u)    In the existing Section 10.1 entitled “Appointment and Authorization” the following provision is added as a new subsection (c) thereof:

“(c)    (i)    Subject to the terms of this Agreement, the Administrative Agent agrees to administer and enforce this Agreement and the other Security Documents to which it is a party and to foreclose upon, collect and dispose of the Collateral and to apply the proceeds therefrom, for the benefit of the Secured Facilities Parties, as provided in this Agreement, and otherwise to perform its duties and obligations as the representative of the Secured Facilities Parties thereunder in accordance with the terms hereof; provided, however, that the Administrative Agent shall have no duties or responsibilities except those expressly set forth in the Security Documents to which it is a party as Administrative Agent, and no implied covenants or obligations shall be read into any such Security Documents against the Administrative Agent, and its duties thereunder shall be administrative in nature only, whether or not a default has occurred and is continuing.

(ii)    The Administrative Agent shall not be responsible to the other Secured Facilities Parties for (A) the performance or observance by the Borrower or any of the Secured Facilities Parties (other than as to itself) of any of their respective agreements contained herein or therein, nor shall the Administrative Agent be liable because of the invalidity or unenforceability of any provisions of this Agreement (other than as to itself) or (B) the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder (except to the extent such action or omission constitutes gross negligence, or willful misconduct on the part of the Administrative Agent), the validity of the title to the Collateral, insuring the Collateral or the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.
(iii)     In the event that the Administrative Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any obligation for the benefit of another, which in the Administrative Agent’s sole discretion may cause the Administrative Agent to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause the Administrative Agent to incur liability under CERCLA or any other federal, state or local law, the Administrative Agent reserves the right, instead of taking such action, to either resign as the Administrative Agent or arrange for the transfer of the title or control of the asset to a court-appointed receiver. Except for such claims or actions arising directly from the gross negligence or willful misconduct of the Administrative Agent, the Administrative Agent shall not be liable to any person or entity for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Administrative Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment. If at any time after any foreclosure on the Collateral (or a transfer in lieu of foreclosure) upon the exercise of remedies in accordance with the Security Documents it is necessary or advisable to take possession, own, operate or manage any portion of the Collateral by any person or entity other than the Borrower, the Administrative Agent shall appoint an appropriately qualified Person to possess, own, operate or manage such Collateral.

(iv)    The powers conferred on the Administrative Agent under this Agreement and related Security Documents are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody and preservation of the Collateral in its possession and the accounting for monies actually received by it, the Administrative Agent shall have no other duty as to the Collateral, whether or not the Administrative Agent or any of the other Lenders or Issuing Banks has or is deemed to have knowledge of any matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Administrative Agent hereby agrees to exercise reasonable care in respect of the custody and preservation of the Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.”

(v)    In the existing Section 10.9 entitled “Action by Administrative Agent”, the following provision is added at the end of subsection (a) thereof:

“The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power under this Agreement or the Security Documents, except discretionary rights and powers expressly contemplated by this Agreement or the Security Documents that the Administrative Agent is required to exercise and only so long as so directed in writing to take such discretionary action by the “Required Lenders” provided, however, that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay or that may effect a forfeiture, modification or termination of a property interest in violation of any applicable bankruptcy/ insolvency laws and the Administrative Agent shall in all cases be fully justified in failing or refusing to act under the Agreement or any other Loan Document unless it first receives further assurances of its indemnification from the Lenders that the Administrative Agent reasonably believes it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses and liabilities it may incur in taking or continuing to take any such discretionary action at the direction of the Required Lenders. In no event shall the Administrative Agent be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of its duties under the Loan Documents or in the exercise of any of its rights or powers under this Agreement.”

(w)    In the existing Section 10.14 entitled “Amendments, Consents” the following provision is added at the end of subsection (e) thereof:

“without the written consent of each Lender”

(x)    In the existing Section 10.18 entitled “Tax Withholding Clause”, the following provision is added as a new subsection (e) thereof:

“(e)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of Amendment No. 3, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(y)    In the existing Section 10.20 entitled “Other Agents”, the following provision is added at the end thereof:

“The obligations of the Administrative Agent and Lenders under this Agreement or any other Loan Documents are several and not joint. Failure by any one Lender to perform its obligations does not affect the obligations (or liability) of Administrative Agent or any other Lender thereunder.”

(z)    In the existing Section 11.12 entitled “Notifications”, the following provision is added at the end of subsection (b) thereof entitled “Flood Notification”:

“Without limiting the foregoing, each of the Mortgages delivered to Administrative Agent contains a covenant for the mortgagor thereunder to provide flood insurance if the mortgaged premises or any portion thereof are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act, and prior to accepting any future mortgage on additional real property, the Administrative Agent will give the Lenders at least 45 days prior notice of such, so that the Lenders may conduct flood insurance due diligence with respect thereto, and Administrative Agent will coordinate with the Company to deliver to Lender any additional information needed for such Lender’s flood due diligence.”

(aa)    The Agreement is amended to add the following provision as a new Section 11.20:

“11.20 Contractual Recognition of Bail-In - Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between any party to this Agreement (each a “Party”), each Party acknowledges and accepts that any liability of any Party that is an EEA Financial Institution to any other Party under or in connection with the Loan Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)    any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect to any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)    a variation of any term of any Loan Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.”

(bb)    The existing Schedule 4.1 entitled “Subsidiaries” is deleted in its entirety and replaced with Schedule 4.1 attached hereto.

(cc)    The existing Schedule 7.1 entitled “Permitted Indebtedness” is deleted in its entirety and replaced with Schedule 7.1 attached hereto.

(dd)    The existing Schedule 7.2 entitled “Permitted Encumbrances” is deleted in its entirety and replaced with Schedule 7.2 attached hereto.

(ee)    The existing Schedule 7.3 entitled “Permitted Investments and Guarantees” is deleted in its entirety and replaced with Schedule. 7.3 attached hereto.

3.    Reaffirmations.

3.1    Reaffirmation Agreements. In connection herewith, the Company and the Negative Pledgors thereunder are executing and delivering a reaffirmation of the Loan Documents to which they are a party and an amendment of the Amended and Restated General Security Agreement dated as of March 18, 2011, as previously amended, in favor of Administrative Agent (the “Reaffirmation”) and the Guarantors are executing and delivering a reaffirmation of the Loan Documents to which they are a party and amendment of the Amendment and Restated General Security Agreement dated as of March 18, 2011, as previously amended and supplemented in favor of Administrative Agent (the “Guarantor Reaffirmation”). Without limiting the foregoing, by their signatures hereto, each Guarantor hereby reaffirms, ratifies and confirms the execution and delivery and all of the terms and provisions of, as applicable, the Loan Documents to which it is a party, and agrees that such Loan Documents remain in full force and effect, are the legal, valid and binding obligations of such Guarantor and that any guaranty contained therein extends to, and guaranties any and all Indebtedness under the Agreement, as modified from time to time, including as modified hereby and that “Loan Agreement” as used therein means the Agreement, as modified hereby and as the same may hereafter be amended, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time.

4.    Limitation on Modifications. The foregoing modifications are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver or modification of any right, power or remedy of either the Administrative Agent or any Lender under the Agreement or any Loan Document, or (iii) a waiver or modification of, or consent to, any Event of Default or Default under the Agreement or any Loan Document.

5.    Conditions Precedent. The effectiveness of each and all of the modifications contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

5.1    Amendment Documentation. The Administrative Agent shall have received: (a) the original Omnibus Assignment and Acceptance from each of the lenders under the existing Agreement, together with each such lender’s existing Note endorsed to the Administrative Agent (b) sixteen (16) originals of this Amendment executed by all parties hereto; (c) an original replacement revolving note and an original replacement alternative currency note in favor of each of the Lenders; (d) sixteen (16) originals of each of the Reaffirmation and the Guarantor Reaffirmation; and (e) originals of an opinion of counsel to the Borrowers.

5.2    No Default. As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.3    Representations and Warranties. The representation and warranties contained in Section 6 hereof and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date, unless they specifically speak as of another date.

5.4    Other. The Administrative Agent shall have received such other approvals or documents as any Lender through the Administrative Agent may reasonably request, including searches, corporate status reports and consents and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and its counsel.

6.    Representations and Warranties of Company. The Company hereby represents and warrants as follows:

6.1    Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, unless they specifically speak as of another date, and the Agreement, as modified by this Amendment, and each of the other Loan Documents remains in full force and effect.

6.2    As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

6.3    The execution, delivery and performance by the Company of this Amendment is within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene the Company’s certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on the

Company or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

6.4    This Amendment has been duly executed and delivered by the Company and the Guarantors and is the legal, valid and binding obligation of each of them, enforceable against the Company and each of the Guarantors in accordance with its terms.

6.5    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Company and the Guarantors of this Amendment or any other agreement or document related hereto or contemplated hereby to which the Company or any of the Guarantors is or is to be a party or otherwise bound, or (ii) the exercise by the Administrative Agent or any Lender of its rights under the Agreement as modified by this Amendment.

7.    Other.

7.1    The Company agrees to pay all out-of-pocket expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment including the reasonable fees and disbursements of counsel to the Administrative Agent.

7.2    This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

7.3    This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

[Signature Pages Follow]

Doc #02-465677.7

The parties hereto have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent

By: /s/ Ecliff Jackman
Name:    Ecliff Jackman
Title: Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Gregory R. Duval
Name:    Gregory R. Duval
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

Manufacturers and Traders Trust Company, as a Lender

By: /s/ Mark E. Hoffman
Name:    Mark E. Hoffman
Title:    Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

Bank of America, N.A., as a Lender

By: /s/ Thomas C. Strasenburgh
Name:    Thomas C. Strasenburgh
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ Karen L. Mikols
Name:    Karen L. Mikols
Title:    Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Ed Kloecker
Name: Ed Kloecker
Title: Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Maria Iarriccio
Name: Maria Iarriccio
Title:     Director

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Thomas J. Grys

Name: Thomas J. Grys
Title: Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Nathan Walvoord
Name: Nathan Walvoord
Title: Assistant Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

NORTHERN TRUST, as a Lender

By: /s/ Sophia Love
Name:    Sophia Love
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

FIRST NIAGARA BANK, N.A., as a Lender

By: /s/ David S. DePasquale
Name:    David S. DePasquale
Title: Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Michael E. Temnick
Name:    Michael E. Temnick
Title:    Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

BRANCH BANKING AND TRUST COMPANY
as a Lender

By: /s/ Matthew J. Davis
Name:    Matthew J. Davis
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

SANTANDER BANK, N.A., as a Lender

By: /s/ Cristian Anghel
Name:    Cristian Anghel
Title:    Vice President

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

MOOG INC., as the Company

By: /s/ Timothy P. Balkin
Name:    Timothy P. Balkin
Title:    Treasurer

Each of the following as Guarantors:

BROAD REACH ENGINEERING COMPANY
CURLIN MEDICAL INC.
MOOG EUROPE HOLDINGS I LLC
MOOG EUROPE HOLDINGS II LLC
X.O. TEC LLC
ZEVEX, INC.

By: /s/ Timothy P. Balkin
Name:    Timothy P. Balkin
Title:    Treasurer

Signature Page to Amendment No. 3 to Moog Fourth Amended and Restated Loan Agreement

SCHEDULE 2.1

LENDERS’ COMMITMENTS

Lender	Commitment	Applicable Percentage

HSBC Bank USA, National Association	$135,000,000.00	12.2727272727%
Manufacturers and Traders Trust Company	$135,000,000.00	12.2727272727%
Bank of America, N.A.	$130,000,000.00	11.8181818181%
JPMorgan Chase Bank, N.A.	$130,000,000.00	11.8181818181%
Citizens Bank of Pennsylvania	$125,000,000.00	11.3636363636%
Wells Fargo Bank, N.A.	$125,000,000.00	11.3636363636%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$72,500,000.00	6.5909090909%
PNC Bank, National Association	$72,500,000.00	6.5909090909%
U.S. Bank National Association	$35,000,000.00	3.18181818181%
Northern Trust	$35,000,000.00	3.18181818181%
First Niagara Bank, N.A.	$35,000,000.00	3.18181818181%
Branch Banking and Trust Company	$35,000,000.00	3.18181818181%
Santander Bank, N.A.	$35,000,000.00	3.18181818181%
TOTAL	$1,100,000,000.00	100.0%

Lender	Amount of Alternative Currency Sublimit	Applicable Percentage

HSBC Bank USA, National Association	$18,409,090.90	12.2727272727%
Manufacturers and Traders Trust Company	$18,409,090.91	12.2727272727%
Bank of America, N.A.	$17,727,272.73	11.8181818181%
JPMorgan Chase Bank, N.A.	$17,727,272.73	11.8181818181%
Citizens Bank of Pennsylvania	$17,045,454.55	11.3636363636%
Wells Fargo Bank, N.A.	$17,045,454.55	11.3636363636%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$9,886,363.64	6.5909090909%
PNC Bank, National Association	$9,886,363.64	6.5909090909%
U.S. Bank National Association	$4,772,727.27	3.18181818181%
Northern Trust	$4,772,727.27	3.18181818181%
First Niagara Bank, N.A.	$4,772,727.27	3.18181818181%
Branch Banking and Trust Company	$4,772,727.27	3.18181818181%
Santander Bank, N.A.	$4,772,727.27	3.18181818181%
TOTAL	$150,000,000.00	100.0%

Applicable Lending Offices:

Lender	Domestic Lending Office	Libor Lending Office
HSBC Bank USA, National Association	95 Washington Street Buffalo, NY 14273	95 Washington Street Buffalo, NY 14273
Manufacturers and Traders Trust Company	One Fountain Plaza 12th Floor Buffalo, NY 14203	One Fountain Plaza 12th Floor Buffalo, NY 14203
Bank of America, N.A.	70 Batterson Park Road Farmington, CT 06032	70 Batterson Park Road Farmington, CT 06032
JPMorgan Chase Bank, N.A.	10 South Dearborn Floor 07 Chicago, IL 60603-2003	10 South Dearborn Floor 07 Chicago, IL 60603-2003
Citizens Bank of Pennsylvania	525 William Penn Place Room 153-2440 Pittsburgh, PA 15219	100 Sockanosett Crossroads Cranston, RI 02920
The Bank of Tokyo- Mitsubishi UFJ, Ltd.	1251 Avenue of the Americas 12th Floor New York, NY 10020	1251 Avenue of the Americas 12th Floor New York, NY 10022
Wells Fargo Bank, N.A.	7711 Plantation Road Roanoke, VA 24019	7711 Plantation Road Roanoke, VA 24019
PNC Bank, National Association	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816
Northern Trust	50 S. LaSalle Chicago, IL 60675	50 S. LaSalle Chicago, IL 60675
First Niagara Bank, N.A.	726 Exchange Street Suite 900 Buffalo, NY 14210	726 Exchange Street Suite 900 Buffalo, NY 14210
U.S. Bank National Association	800 Nicolle Mall Minneapolis, MN 55402	800 Nicolle Mall Minneapolis, MN 55402
Branch Banking and Trust Company	8200 Greensboro Dr., Suite 1000 McLean Virginia 22102	8200 Greensboro Dr., Suite 1000 McLean Virginia 22102
Santander Bank, N.A.	601 Penn Street Reading, PA 19601	601 Penn Street Reading, PA 19601

SCHEDULE 4.1

SUBSIDIARIES

(i)	Moog Components Group GmbH, incorporated in Germany, wholly-owned subsidiary[1]

(ii)	Bradford Engineering B.V., incorporated in the Netherlands, wholly-owned subsidiary

(iii)	Broad Reach Engineering Company, incorporated in Delaware, wholly-owned subsidiary

(a)	Octant Technologies, Inc., incorporated in California, wholly-owned subsidiary of Broad Reach Engineering Company

(iv)	Curlin Medical Inc. (“Curlin”), incorporated in Delaware, wholly-owned subsidiary

(a)	Moog MDG SRL, incorporated in Costa Rica, wholly-owned subsidiary of Curlin

(b)	Viltechmeda UAB, incorporated in Lithuania, wholly-owned subsidiary of Curlin

(c)	ZEVEX, Inc., incorporated in Delaware, wholly-owned subsidiary of Curlin

(v)	Intentionally deleted

(vi)	Harmonic Linear Drives Ltd., incorporated in England and Wales, 75% owned by Moog Inc. [inactive]

(vii)    Ingenieurburo Pieper GmbH, incorporated in Germany, wholly-owned subsidiary

(viii)	Moog Asset Management LLC, organized in Delaware, wholly-owned subsidiary

(ix)    Moog Australia Pty. Ltd., incorporated in Australia, wholly-owned subsidiary

(x)    Moog do Brasil Controles Ltda., incorporated in Brazil, wholly-owned subsidiary

(a)	Intentionally deleted

(xi)
Moog Controls Corporation, incorporated in Ohio, wholly-owned subsidiary with branch operation in the Republic of the Philippines, and Moog Controls Corporation, incorporated in New York [inactive], both wholly-owned subsidiaries

(xii)	Moog Controls Hong Kong Ltd., incorporated in Hong Kong, wholly-owned subsidiary

(a)	Moog Industrial Controls (Shanghai) Co., Ltd., incorporated in Peoples Republic of China, wholly-owned subsidiary of Moog Controls Hong Kong Ltd.

(b)	Moog Control Systems (Shanghai) Co., Ltd., incorporated in Peoples Republic of China, wholly-owned subsidiary of Moog Controls Hong Kong Ltd.

(xiii)	Moog Controls (India) Private Ltd., incorporated in India, wholly-owned subsidiary

1 Animatics GmbH changed name to Moog Components Group GmbH effective June 7, 2016.

(xiv)    Moog Controls Ltd., incorporated in the United Kingdom, wholly-owned subsidiary

(a)	Intentionally deleted

(b)	Intentionally deleted

(1)	Moog Fernau Ltd., incorporated in the United Kingdom, wholly owned subsidiary of Moog Controls Ltd.

(b)	Moog Components Group Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(1)	Tritech Holdings Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Components Group Limited

(1.a)	Tritech International Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Tritech Holdings Limited

(1.a.i)	Tritech do Brasil-Servicos E Equipamentos Submarinos Ltda, incorporated in Brazil, 99% owned by Tritech International Limited

(c)	Moog Norden A.B., incorporated in Sweden, wholly-owned subsidiary of Moog Controls Ltd.

(d)	Moog OY, incorporated in Finland, wholly-owned subsidiary of Moog Controls Ltd.

(e)	Moog Wolverhampton Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(xv)	Moog Europe Holdings I LLC, a New York limited liability company, wholly-owned subsidiary

(xvi)	Moog Europe Holdings II LLC, a New York limited liability company, wholly-owned subsidiary

(xvii)	Moog Europe Holdings Luxembourg SCS (“Moog SCS”), incorporated in Luxembourg, owned by Moog Europe Holdings I LLC and Moog Europe Holdings II LLC

(a)	Moog Holding GmbH & Co. KG (“Moog KG”), a partnership organized in Germany, wholly-owned subsidiary of Moog SCS

(1)	Insensys Holdings Ltd., incorporated in the United Kingdom, wholly-owned subsidiary of Moog KG

(1.a)    Moog Insensys Limited, incorporated in the United     Kingdom, wholly-owned subsidiary of Insensys Holdings Ltd.

(2)	Moog Unna GmbH, incorporated in Germany, wholly-owned subsidiary of Moog KG

(2.a)    Moog Control Equipment (Shanghai) Co. Ltd., incorporated in People’s Republic of China, wholly-owned     subsidiary of Moog Unna GmbH

(3)	Moog BV, incorporated in the Netherlands, wholly-owned subsidiary of Moog KG

(4)	Moog GmbH, incorporated in Germany, wholly-owned subsidiary of Moog KG

(4.a)	Moog Italiana S.r.l., incorporated in Italy, wholly-owned subsidiary of Moog GmbH

(5)	Moog Luxembourg S.a.r.l., incorporated in Luxembourg, wholly-owned subsidiary of Moog KG

(6)	Obshestwo s Ogranizennoi Otwetstwennostju Moog, incorporated in Russia, wholly-owned subsidiary of Moog KG

(7)	Intentionally deleted

(b)	Moog Luxembourg Finance S.A.R.L. (“Moog Finance”), incorporated in Luxembourg, wholly-owned subsidiary of Moog SCS with branch operations in Switzerland

(1)	Moog International Financial Services Center s.a.r.l, incorporated in Luxembourg, wholly-owned subsidiary of Moog Finance with branch operations in the Republic of the Philippines

(c)	Focal Technologies Corporation, incorporated in Nova Scotia, Canada, wholly-owned subsidiary of Moog SCS

(d)	Moog Verwaltungs GmbH, incorporated in Germany, wholly-owned subsidiary of Moog SCS

(xviii)    Moog Holdings Limited, incorporated in Ireland, wholly-owned subsidiary

(a)	Moog Dublin Ltd., incorporated in Ireland, a wholly-owned subsidiary of Moog Holdings Limited

(b)	Moog UK Cheltenham Ltd., incorporated in the United Kingdom, a wholly-owned subsidiary of Moog Holdings Limited

(xix)    Moog Ireland Ltd, incorporated in Ireland, wholly-owned subsidiary

(xx)    Moog Japan Ltd., incorporated in Japan, wholly-owned subsidiary

(xxi)    Moog Korea Ltd., incorporated in South Korea, wholly-owned subsidiary

(xxii)	Moog Receivables LLC, a Delaware limited liability company, wholly-owned subsidiary

(xxiii)	Moog S.a.r.l., incorporated in France, wholly-owned subsidiary, 95% owned by Moog Inc.; 5% owned by Moog GmbH, with branch operations in Spain

(xxiv)    Moog Singapore Pte. Ltd., incorporated in Singapore, wholly-owned subsidiary

(a)	Moog Motion Controls Private Limited, incorporated in India, wholly-owned subsidiary of Moog Singapore Pte. Ltd.

(b)	Moog India Technology Center Pvt Ltd., incorporated in India, wholly-owned subsidiary of Moog Singapore Pte. Ltd.

(xxv)	Moog UK Wescott Limited, incorporated in the United Kingdom, wholly-owned subsidiary

(xxvi)	X.O. Tec LLC, organized in Delaware, wholly-owned subsidiary

(xxvii)	Linear AMS, Inc., organized in Michigan, 75% owned by Moog Inc.

SCHEDULE 7.1

PERMITTED INDEBTEDNESS
(Note - Numbers Represent 05/31/16 Balances)2

1.	Existing loan advances from Borrower to Foreign Subsidiaries ($ equivalent)

Location	Loan Advance
- Moog Controls Corporation (Philippines)	$ 159,212,996
- Bradford Engineering B.V.	$ 7,945,501
- Moog UK Westcott Ltd.	$ 3,300,649

2.	Existing obligations related to building/equipment financing ($ equivalent)

Location	Type	Outstanding
- Linear Mold and Engineering	Machinery	$ 403,645
- Linear Mold and Engineering	Machinery	$ 14,000
- Linear Mold and Engineering	Machinery	$ 42,000

3.	Existing bank facilities other than with the Lenders

Location	Type of Debt	Available Facilities	Outstanding
- Moog IFSC Ltd		$ 11,191,000	$ -
- Moog GmbH	Overdraft	$ 5,371,680	$ -
- Moog Italiana S.r.l.	Overdraft	$ 55,955	$ -
- Moog Casella	Overdraft	$ 55,955	$ -
- Moog S.A.R.L. (France)	Overdraft	$ 447,640	$ -
- Moog Japan Ltd		$ 910,996	$ 91,100
- Moog Japan Ltd	Overdraft	$ 910,996	$ -
- Moog AG (Ireland)	Overdraft	$ 354,755	$ -

4.	Notes to Seller re: purchase price holdback

- Linear Mold and Engineering	$ 1,280,000

5.	Certain Foreign Subsidiaries discount customers’ promissory notes with various banks from time to time. The terms of such agreements provide that the Foreign Subsidiary guarantee the promissory notes.

2 Also permitted by Section 7.1(c)

SCHEDULE 7.2

PERMITTED ENCUMBRANCES
(Note - Numbers Represent 05/31/16 Balances)

Liens	Type	Amount
Moog Italiana S.r.l.	Various	$ 12,257
Moog Luxembourg S.A.R.L.	Machinery	$ 65,720

Liens on assets of Foreign Subsidiaries securing various bank facilities		See item 3 on Sch. 7.1

SCHEDULE 7.3

PERMITTED INVESTMENTS AND GUARANTEES
(Note - Numbers Represent 05/31/16 Balances excluding any reserves)

1. First Wave Technologies, Inc.	$ 300,000
2. Pill Crusher	$ 50,004
3. SimEx, Inc.	$ -